Exhibit 10.17

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                          NOTE SECURED BY DEED OF TRUST

                         (INSTALLMENT-INTEREST INCLUDED)

$935,000 00          Daly City                 , California, November 26, 1991
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In installments as herein stated, for value received, I promise to pay to FOR
BENEFICIARY SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF, or order at any place designated by beneficiary the sum of NINE HUNDRED THIRTY FIVE THOUSAND AND NO/100--($935,000.00)-- DOLLARS, with interest from December, 1991, on unpaid principal at the rate of 8.5% per cent per annum; principal and interest payable in installments of EIGHT THOUSAND ONE HUNDRED FOURTEEN AND 21/100--($8,114.21)-------- DOLLARS, or more on the ________ day of each and every month, beginning on the __________ day of January, 1992 and continuing until the day of December, 1996 at which time the entire unpaid principal balance and accrued interest shall be due and payable in full. _________________________________________________XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

A late charge in an amount equal to 6% of the monthly installment due shall be payable on any installment received more than 10 days after the due dates set forth above. It is hereby agreed and understood by all parties that the within Note shall not be prepaid within the first thirty months of this Note. The within Note may be prepaid at any time after the first thirty months of commencement of the within Note. This Note is subject to Section 2966 of the Civil Code which provides that the holder of this Note shall provide written notice, to the trustors or their successors in interest of prescribed information at least 90 and not more than 150 days before any balloon payment is due.

         Each payment shall be credited first on interest then due and the remainder on principal; and interest shall thereupon cease upon the principal so credited. Should default be made in payment of any installment when due the whole sum of principal and interest shall become immediately due at the option of the holder of this note. Principal and interest payable in lawful money of the United States. If action be instituted on this note I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by a DEED OF TRUST to Commonwealth Land Title Company, A California Corporation as Trustee.


                                       FIRST NATIONAL BANK OF DALY CITY
                                       a California Corporation



                                       By: /s/ M. WYMAN
------------------------------             ------------------------------
                                           M. Wyman


                                       By: /s/ OSCAR OROZCO
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                                           Oscar Orozco


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Form 3122 (CA) 6-80                    DO NOT DESTROY THIS NOTE

Fidelity National Title


INSURANCE COMPANY OF CALIFORNIA
950 Elm Avenue, #360
San Bruno, CA 94066
(415) 873-3080  FAX (415) 588-2702



                             MODIFICATION AGREEMENT

This agreement, made and entered into this 1st day of September 19 99 ,between BERTHA DONATI, widow, & JULIO DONATI, widower as first party, and FIRST NATIONAL BANK OF DALY CITY, a California Corporation, It's Successors and/or Assigns, as second party.

WITNESSETH THAT:

WHEREAS, First party is the owner and holder of a promissory note secured by a deed of trust recorded on the 5th day of December 19 91, in Book Page of official Records of the County of San Mateo , State of California.

WHEREAS, Second party is the owner or is about to become the owner of the real property described in said deed of trust subject to the Lien thereof, and

WHEREAS, the parties hereto desire to change and modify the terms of said promissory note.

NOW THEREFORE, in consideration of the premises and covenants herein contained it is mutually agreed as follows:

1. The unpaid balance of principal now due upon said promissory note is the sum of $ 353,192.60 with interest thereon at the rate of 4.00 % per annum from July 1. 1996.

2. The balance due upon said promissory note as aforesaid shall be paid in the following manner and the terms of said promissory note changed and modified as follows to wit:

         With payment of $53,192.60 made this 1st day of September 1999:

         The remaining principal balance of $300,000.00 will be paid in 4 (four) substantially equal annual installments of approximately $82,275.84. Payments will begin January 31, 2000 continuing to January 31, 2003.

         The interest rate paid will concurrently increase to 5.00 % per annum, fixed.

3. That in all other respects said note and said deed of trust shall remain unaffected unchanged and unimpaired by reason of the execution of this agreement.

4. That second party agrees to pay said promissory note according to the terms thereof as herein changed and modified and agrees to perform all of the acts to be performed by the truster under the terms of said deed of trust.

IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.



/s/ JULIO DONATI                     By: /s/ MICHAEL WYMAN
------------------------------       ------------------------------
Julio Donati                         Michael Wyman
                                     First National Bank of Northern California,
                                     Formerly, First National Bank of Daly City


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

                                   EXHIBIT "A"

BENEFICIARY:

BERTHA DONATI, a widow, as to an undivided 1/4 interest; JULIO DONATI, a widower, as to an undivided 1/2 interest; and BERTHA DONATI, MARC M. DONATI AND LIA DETOMASI, as trustees of the trust created under the will of Marino R. Donati, deceased as to an undivided 1/4 interest.


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

DESCRIPTION

All that certain real property situate in the County of San Mateo, State of California, described as follows:

City of South San Francisco

PARCEL I:
---------

Portion or Lot A as shown on that certain map entitled "RANCHO BURI-BURI, SOUTH SAN FRANCISCO, CALIFORNIA" filed in the office of the County Recorder of San Mateo County, State of California on March 22, 1946 in Book 25 or Maps at pages 28, 29 and 30, more particularly described as follows:

BEGINNING at a point on the Northeasterly line of Lot A distant along said line South 48(degree) 30' East 589.95 feet and Southeasterly on the arc of and being a curve to the right, said curve having a radius or 2940 feet from the tangent to the last mentioned course, a distance or 247.30 feet from the Southeasterly line of Arroyo Drive said Lot A and Arroyo Drive being as designated on that certain map entitled `RANCHO BURI BURI, SOUTH SAN FRANCISCO CALIFORNIA, filed in the office of the County Recorder of San Mateo County, State of California in Book 25 of Maps at pages 28, 29 and 30; thence from said point of beginning along said Northeasterly line Southeasterly along said curve, a distance of
104.24 feet; thence South 48(degree) 35' 40" West 141.81 feet to the Southerly line of said Lot A; thence along said Southerly line South 81(degree) 51' 40" West 61.05 feet and North 85(degree) 51' 40" West 66.98 feet to a point which bears South 43(degree) 06' 08" West from the point of beginning; thence North 43(degree) 06' 08" East 238.51 feet to the point of beginning

PARCEL II:
----------

Portion of Lot A is shown on that certain nap entitled "RANCHO BURI-BURI, SOUH SAN FRANCISCO, CALIFORNIA", filed in the office of the County Recorder of San Mateo County, State of California on March 22, 1946 in Book 25 of Maps at pages 28, 29 and 30, more particularly Described as follows:

BEGINNING at a point on the Southerly line of Camaritas Avenue, as said avenue is shown on the map entitled "RECORD OF SURYEY OF PROPOSED EXTENSION OF CAMARITIAS AVENUE, THROUGH LOT A OF MAP ENTITLED `RANCHO BURI BURI', filed in the office of the county Recorder of San Mateo County, State of California on July 25, 1955 In Book 3 of Licensed Land Surveyors Maps at page 56, said point of beginning being at the intersection of said Southerly line of Camaritas Avenue and the most Westerly corner of the lands described in the deed from J.
F. Barrett, et al to Severino Donati, et al dated December 26, 1956 and recorded February 211 1957 in Beak 3178 at page 371 as Document no. 29703-P of Official Records; thence from said point of beginning along said Southerly line or Camaritas Avenue the following courses and distances: Westerly along the arc of a curve to the right, said curve having a radius of 340 feet, an arc distance or
219.95 feet, and South 88(degree) 00' 00" West 101.25 feet to the Easterly terminus of a 10 foot radius curve connecting the Southerly line of Camaritas Avenue and the Easterly line al West Orange Avenue, as said avenues are shown on the record of survey map above mentioned; thence Westerly and Southerly along said 10 foot radius curve to the left, tangent to the preceding course, said curve having a radius of 10 feet, through a central angle of 90(degree), an arc distance of 15.71 feet to said Easterly line of West Orange Avenue; thence South 2(degree) 00' 00" East, along the last named line, 19.93 feet to the Southerly line of said Lot A; thence along said Southerly line of Lot A North 79(degree) 11' 20" East 69.14 feet, and South 85(degree) 51' 40" East 309.52 feet to the Northwesterly boundary line of the lands described in the deed from J. F. Barrett and wife, et al, to Severino Donati, et al, dated August 9, 1955 and recorded August 22, 1955 in Book 2861 at page 508 as Document No, 97317-M of Official Records; thence North 43(degree) 06' 08" East, along the last mentioned

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boundary line, 38.51 feet to the Southwesterly boundary line of the lands described in the deed to Severino Donati, et al, recorded in Book 3178 at page 371 as Document No. 29703-P of Official Records; thence North 44(degree) 54' 00" West along the last mentioned boundary line of the point of beginning.

EXCEPTING THEREFROM the lands conveyed to the County of San Mateo, a political subdivision of the State of California and described as Parcel III in that certain deed recorded October 26, 1970 in Book 5850 at page 536 as Document No. 56795-AD of Official Records.

PARCEL III:
-----------

A portion of Lot A as shown on that certain map entitled `RANCHO BURI-BURI, SOUTH SAN FRANCISCO, CALIFORNIA", filed in the office of the County Recorder at San Mateo County, State of California on March 22 1946 in Book 25 of Maps at pages 28, 29 and 30, also being a portion of that parcel of land described in that deed recorded February 21, 1957 in Book 3178 at page 371 as Document No. 29703-P of Official Records, more particularly described as follows:

BEGINNING at a point on the Northeasterly line of Lot A distant along said line, South 48(degree) 30' East 589.95 feet and Southeasterly on the arc of a curve to the right, said curve having a radius of 2940 feet and being tangent to the last mentioned course, a distance of 247.30 feet from the Southeasterly line of Arroyo Drive, as said Lot A and Arroyo Drive are shown on the map above Mentioned; thence South 43(degree) 06' 08" West 140.00 feet to the true point of beginning of the lands to be described herein, said true paint of beginning also being the intersection of the Northwesterly boundary line of the lands described in deed from J. F. Barrett, et al to Severino Donati, et al, recorded August 22, 1955 in Book 2861 at page 508 as Document No. 79317-M of Official Records, and the Southwesterly boundary line of lands described in deed from Mary Elise Barrett Heagerty, et al, to J. F. Barrett and H. H Hilp, recorded March 19, 1956 in Book 2995 at page 72 as Document No. 40907-N of Official Records; thence from said true point of beginning, along said last mentioned Southwesterly boundary line, north 44(degree) 54' West 105.28 feet to the Southeasterly boundary of that certain parcel of land described in deed to County of San Mateo recorded October 26, 1970 In Book 5850 at page 543 as Document no. 56796-AD of Official Records; thence along said last mentioned Southeasterly boundary Southwesterly along the arc or a curve to the right tangent to a line which bears South 44(degree) 36' 31" West, said curve having a radius of 650.00 feet and a central angle of 5(degree) 17' 18", a distance of 60.00 to a point on the Southwesterly boundary of the above mentioned parcel of land described in Book 3176 at page 371 of Official Records; thence along the Southwesterly boundary South 44(degree) 54' East 107 feet, more or less, to the Northwesterly boundary line of the lands described in the aforementioned deed to Severino Donati, et al, Book 2861 at page 508 of Official Records; thence along the last mentioned line North 43(degree) 06' 08" East 60 feet, more or less, to the true point of beginning.

PARCEL IV:
----------

Portion of Lot A as shown on that certain map entitled "RANCHO BURI-BURI, SOUTH SAN FRANCISCO, CALIFORNIA", filed in the Office of the County Recorder of San Mateo County, State of California on March 22, 1946 In Boot 25 of Maps at pages 28, 29 and 30, more particularly described as follows:

BEGINNING at a point on the Northeasterly line of Lot A distant along said line South 48(degree) 30' East 589.95 feet and Southeasterly On the arc of a curve to the right, said curve having a radius of 2940 feet and being tangent to the last mentioned course, a distance of 376.54 feet from the Southeasterly line of Arroyo Drive, as said Arroyo Drive is shown on the above mentioned map; thence from said point of beginning along said Northeasterly line, Southeasterly along said curve, a distance of 81.07 feet to the moat Easterly corner of said Lot A; thence along the Southerly line of said Lot A, South 81(degree) 48' 35" West a distance of 112.78 feet; thence north 86(degree) 01' 50" West a distance of
56.18 feet; thence South 81(degree) 56' 50" West a distance of 7.81 feet to the

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

Southeasterly line of the lands described in the deed to Severino Donati, Marino Donati and Julio Donati, recorded August 22, 1955 in Book 2861 at page 508 of Official Records thence Northeasterly along said line North 48(degree) 35' 40" East 76.81 feet to the most Westerly corner of the lands described in the deed to the Pacific Telephone and Telegraph Company, a corporation, recorded January 10, 1956 in Book 2949 at page 129 of Official Records thence along the boundary line of the property described In said deed, South 41(degree) 24' 20" East 25 feet, more or less, to the most Southerly comer or said property and 1 point which bears South )8o 3S' 40' West from the point of beginning; thence North 48(degree) 35' 40" East 65 feet to the point of beginning.

APN. No.          010-401-050          JPN. No.          010-040-401-05A
                  010-401-060                            010-040-401-06A
                  010-401-220                            010-040-401-22A
                  010-401-230                            010-040-401-23A


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